UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

RENOVARO BIOSCIENCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38751	45-2259340
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2080 Century Park East, Suite 906

Los Angeles, CA 90067
(Address of principal executive offices)

+1 (305) 918-1980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	RENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2023, the Board of Directors (the “Board”) of Renovaro Biosciences Inc., a Delaware corporation (the “Company”), increased the size of the Board to ten members and appointed Leni Boeren and Ruud Hendriks to the Board effective immediately, to fill vacancies created. Ms. Boeren and Mr. Hendriks will serve until the Company’s 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.  Pursuant to the Company’s standard independent director agreement, Ms. Boeren and Mr. Hendriks will receive compensation for their service as independent directors consistent with the Company’s director compensation program previously disclosed in the Company’s definitive proxy statement for its 2023 annual meeting of shareholders.

There are no arrangements or understandings between Ms. Boeren or Mr. Hendriks and any person pursuant to which either was appointed to serve as a director, and there are no actual or proposed transactions between Ms. Boeren or Mr. Hendriks or any of their related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with either of their appointments as a director.

Item 7.01 Regulation FD Disclosure.

On October 10, 2023, the Company issued a press release regarding the forgoing, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release of Renovaro Biosciences, Inc. dated October 10, 2023	Furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVARO BIOSCIENCES, INC.

By:	/s/ Luisa Puche
Name: Luisa Puche Title: Chief Financial Officer

Date: October 10, 2023